Exhibit 99.2

SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030300300000000000 5 000022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET- Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM ET on [ ], 2022. MAIL- Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON- You may vote your shares in person by attending the Special Meeting. GO GREEN- e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030300300000000000 5 000022 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .---------------- 14475 PCSB FINANCIAL CORPORATION Revocable Proxy Solicited on Behalf of the Board of Directors for the Special Meeting of Stockholders [ ], 2022 The undersigned hereby appoints Jeffrey D. Kellogg, Karl A. Thimm and Richard F. Weiss, or any one of them, attorneys with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in PCSB Financial Corporation as indicated on the proposals referred to on the reverse side hereof at the Special Meeting of Stockholders to be held on [ ], 2022 at 2651 Strang Blvd., Suite 100, Yorktown Heights, NY, and at any adjournments thereof, and in their or his discretion upon any other matter which may properly come before said meeting. (Continued and to be signed on the reverse side.) 1.1

SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 Please sign, date and mail your ESOP Vote Authorization Form in the envelope provided as soon as possible. Signature of Participant Date: Note:Please sign exactly as your name or names appear on this ESOP Vote Authorization Form . To change the address on your account, please check the box at right and indicate your new address in the address space above. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030300300000000000 5 000022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

Signature of Participant Date: Note:Please sign exactly as your name or names appear on this ESOP Vote Authorization Form . To change the address on your account, please check the box at right and indicate your new address in the address space above. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET- Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your ESOP Vote Authorization Form available when you access the web page. TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your ESOP Vote Authorization Form available when you call. Vote online/phone until 11:59 PM Eastern Time (ET) on [ ], [ ], 2022. MAIL- Sign, date and mail your ESOP Vote Authorization Form in the envelope to be received no later than 11:59 PM ET on [ ], [ ], 2022. GO GREEN- e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. VOTING INSTRUCTIONS - ESOP VOTE AUTHORIZATION FORM Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030300300000000000 5 000022 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .---------------- 14475 PCSB FINANCIAL CORPORATION ESOP VOTE AUTHORIZATION FORMSolicited on Behalf of the ESOP Trustee for the Special Meeting of Stockholders [ ], 2022 The undersigned hereby directs the Trustee of the PCSB Bank Employee Stock Ownership Plan (the “ESOP”) to vote the share of common stock of PCSB Financial Corporation (the “Company”) deemed allocated to the undersigned’s account for which the undersigned is entitled to direct the ESOP Trustee to vote at the Special Meeting of Stockholders to be held at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York, on [ ], [ ], 2022 at [ ], local time, and at any adjournments thereof. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. If this form is not returned in a timely manner the shares allocated to the participant's ESOP account will be voted in the same proportion as shares for which the ESOP Trustee has received timely voting Instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Special Meeting, this form will be voted by the ESOP Trustee in a manner intended to represent the best interest of participants and beneficiaries of the ESOP. At the present time, the Company knows of no other business to be brought before the Special Meeting. IF NO INSTRUCTION IS SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS ESOP VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, FOLLOWING THE INSTRUCTIONS IN YOUR ESOP VOTE AUTHORIZATION FORM. (Continued and to be signed on the reverse side.) 1.1

SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 Please sign, date and mail your 401(k) Vote Authorization Form in the envelope provided as soon as possible. Signature of Participant Date: Note:Please sign exactly as your name or names appear on this 401(k) Vote Authorization Form . To change the address on your account, please check the box at right and indicate your new address in the address space above. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030300300000000000 5 000022 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

Signature of Participant Date: Note:Please sign exactly as your name or names appear on this 401(k) Vote Authorization Form . To change the address on your account, please check the box at right and indicate your new address in the address space above. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET- Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your 401(k) Vote Authorization Form available when you access the web page. TELEPHONE- Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your 401(k) Vote Authorization Form available when you call. Vote online/phone until 11:59 PM Eastern Time (ET) on [ ], [ ], 2022. MAIL- Sign, date and mail your 401(k) Vote Authorization Form in the envelope to be received no later than 11:59 PM ET on [ ], [ ], 2022. GO GREEN- e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. VOTING INSTRUCTIONS - 401( k) VOTE AUTHORIZATION FORM Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030300300000000000 5 000022 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF STOCKHOLDERS OF PCSB FINANCIAL CORPORATION [ ], 2022 1. To approve the Agreement and Plan of Merger dated as of May 23, 2022, by and between Brookline Bancorp, Inc. and PCSB Financial Corporation, and the transactions contemplated by it. 2. To approve, on a non-binding, advisory basis, the compensation payable to the named executive officers of PCSB Financial Corporation in connection with the merger of PCSB Financial Corporation with and into Brookline Bancorp, Inc. 3. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. FORAGAINSTABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .---------------- 14475 PCSB FINANCIAL CORPORATION 401(k) VOTE AUTHORIZATION FORMSolicited on Behalf of the 401(k) Trustee for the Special Meeting of Stockholders [ ], 2022 The undersigned hereby directs the Trustee of the PCSB Bank 401(k) Savings Plan (the “401(k) Plan) to vote the shares of common stock of PCSB Financial Corporation (the “Company”) allocated to the undersigned’s account for which the undersigned is entitled to direct the 401(k) Plan Trustee to vote at the Special Meeting of Stockholders to be held at the Company’s headquarters at 2651 Strang Blvd., Suite 100, Yorktown Heights, New York, on [ ], [ ], 2021 at [ ]., local time, and at any adjournments thereof. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. If this form is not returned in a timely manner the shares allocated to the participant's 401(k) Plan account will be voted in the same proportion as shares for which the 401(k) Plan Trustee has received timely voting Instructions to vote on the proposals, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. If any other business is brought before the Special Meeting, this form will be voted by the 401(k) Plan Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Special Meeting. IF NO INSTRUCTION IS SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS 401(k) VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, PLEASE PROVIDE YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, FOLLOWING THE INSTRUCTIONS IN YOUR 401(k) VOTE AUTHORIZATION FORM. (Continued and to be signed on the reverse side.) 1.1